                     [DELAWARE THE FIRST STATE LETTERHEAD]

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF
AMENDMENT OF "CKRUSH, INC.", FILED IN THIS OFFICE ON THE FIRST DAY OF OCTOBER,
A.D. 2007, AT 3:30 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY
RECORDER OF DEEDS.

     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID
CERTIFICATE OF AMENDMENT IS THE NINTH DAY OF OCTOBER, A.D. 2007, AT 5 O'CLOCK
P.M.

2585266   8100    [SECRETARY'S OFFICE LOGO]    /s/ Harriet Smith Windsor
071071338                                      -------------------------
                                       Harriet Smith Windsor, Secretary of State
                                               AUTHENTICATION: 6041113
                                                    DATE: 10-01-07

                                    EXHIBIT 3

                         CERTIFICATE OF AMENDMENT OF THE
                         CERTIFICATE OF INCORPORATION OF
                                  CKRUSH, INC.
                             A DELAWARE CORPORATION

     Ckrush, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

FIRST: That the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to Article Fourth thereof:

         The presently issued and outstanding Common Stock of the corporation,
         $.01 par value, shall, at 5:00 p.m., Eastern Time, on October 9, 2007
         (the "Effective Time"), be deemed to be "reverse split," and in the furtherance thereof, there shall, after the Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the
         Corporation for and instead of each ten (10) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the
         Effective Time. To the extent that any shareholder shall be deemed after the Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share. Each shareholder of record as of the Effective
         Time shall be entitled to receive from the Corporation's transfer agent a certificate representing the number of shares of the Common Stock to which such shareholder is entitled hereunder up on delivery to the
         Corporation's transfer agent of a certificate or certificates representing the number of shares owned by such shareholder of record as of the Effective Time.

SECOND: That said amendment was duly adopted in accordance with the provisions of the Delaware General Corporation Law.

THIRD: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, the undersigned has executed this certificate on
September 27, 2007 and certifies under penalty of perjury that he has read the foregoing and knows the contents thereof, and that the statements therein are true and correct of his own knowledge.

                                           CKRUSH, INC.

                                           By: /s/ Jeremy Dallow
                                              --------------------------
                                               Jeremy Dallow, President